UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 6, 2006

BEDFORD PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12222	68-0306514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Lafayette Circle Lafayette, CA 94549 (Address of Principal Executive Offices including Zip Code)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On March 6, 2006, Bedford Property Investors, Inc. issued a press release to report its financial results and certain other information for the quarter and the year ended December 31, 2005.  A copy of this press release is attached to this report as Exhibit 99.1.  The information contained in this Current Report and in the attached Exhibit 99.1 is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

99.1

Press release, dated March 6, 2006, of Bedford Property Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

(Registrant)

By:

 /s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  March 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 6, 2006, of Bedford Property Investors, Inc.